UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2019

NEXEO SOLUTIONS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-36477	46-5188282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

(281) 297-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on September 17, 2018, Nexeo Solutions, Inc., a Delaware corporation (“Nexeo”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Univar Inc., a Delaware corporation (“Univar”), Pilates Merger Sub I Corp, a Delaware corporation and direct wholly owned Subsidiary of Univar (“Merger Sub I”) and Pilates Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned Subsidiary of Univar (“Merger Sub II”). Pursuant to the Merger Agreement, (1) Merger Sub I will merge with and into Nexeo (the “Initial Merger”), with Nexeo continuing as the surviving entity and a wholly owned subsidiary of Univar, and (2) immediately following the Initial Merger, Nexeo will merge with and into Merger Sub II (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger as a wholly owned subsidiary of Univar.

As previously announced, the completion of the Mergers is subject, among other conditions, to the delivery of written consents representing the affirmative vote or consent of holders of at least a majority of the outstanding shares of Nexeo common stock, par value $0.0001 per share (the “Shares”). The board of directors of Nexeo set January 22, 2019 as the record date (the “Record Date”) for determining holders of Shares entitled to execute and deliver written consents with respect to the approval of the Merger Agreement and the Mergers. As of the close of business on the Record Date, there were 89,500,048 Shares outstanding and entitled to consent with respect to the Merger Agreement and the Mergers.

The deadline for the consent solicitation expired at 5:00 p.m. (prevailing Eastern Time), on February 26, 2019. The voting results for the following proposals is set forth below:

1.	To approve the Mergers and adopt and approve the Merger Agreement and the transactions contemplated thereby were as follows:

FOR	AGAINST	ABSTENTIONS
76,703,432	4,163,974	85,550

2.	To approve, on a nonbinding, advisory basis, certain compensation that will or may be paid by Nexeo to its named executive officers that is based on or otherwise relates to the Mergers:

FOR	AGAINST	ABSTENTIONS
74,938,910	5,756,797	267,249

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2019	NEXEO SOLUTIONS, INC.

	By:	/s/ Michael B. Farnell, Jr.
Name: Michael B. Farnell, Jr.
Title: Executive Vice President and Chief Administrative Officer